                          ANNUAL REPORT / JULY 31 2001

                             AIM MUNICIPAL BOND FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                             AIM MUNICIPAL BOND FUND

                                  [COVER IMAGE]

                     -------------------------------------

                     A REALLY SWELL PARADE DOWN MAIN STREET

                             BY JANE WOOSTER SCOTT

          STATE AND LOCAL GOVERNMENTS REGULARLY ISSUE MUNICIPAL BONDS

          TO FUND A WIDE ARRAY OF PROJECTS THAT IMPROVE THE QUALITY OF

        LIFE FOR THEIR CITIZENS--A QUALITY OF LIFE SCOTT CAPTURES IN HER

           PAINTINGS. AIM MUNICIPAL BOND FUND INVESTS IN THESE BONDS

                THAT MAKE LIFE BETTER IN COMMUNITIES NATIONWIDE.

                     -------------------------------------

AIM Municipal Bond Fund is for shareholders who seek a high level of current income exempt from federal income taxes by investing in a diversified portfolio of municipal bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Municipal Bond Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all fund expenses, calculated at maximum offering price, and annualized.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield, with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o Revenue bonds are bonds issued to finance public works projects and supported directly by the revenues of the project. General obligation bonds are bonds backed by the full faith and credit (including the taxing and further borrowing power) of a state or municipality. Revenue bonds often are considered more attractive, since many public works projects (water and sewer improvements, for example) are necessities and demand for them remains constant regardless of economic conditions. Shareholders may benefit from their consistent income in the event of an economic slowdown. Escrowed and pre-refunded bonds are bonds whose repayment is guaranteed by the funds from a second bond issue, which usually is invested in U.S. Treasury bonds.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM MUNICIPAL BOND FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    Fortunately, the municipal bond sector held up well in this difficult market and the fund produced attractive returns for shareholders during the fiscal year. However, we remain cautious, inasmuch as the general economic slowdown and the challenging market conditions are lasting longer than expected.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments,contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on 800-246-5463, our automated AIM Investor Line.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                             AIM MUNICIPAL BOND FUND

VOLATILE MARKETS HEIGHTEN INTEREST IN MUNIS

HOW DID AIM MUNICIPAL BOND FUND PERFORM FOR THE FISCAL YEAR?
The fund continued to provide investors with attractive current income, exempt from federal taxes. During the fiscal year ended July 31, 2001 total return for Class A, Class B and Class C shares was 8.28%, 7.46% and 7.34%, respectively. These figures are at net asset value, that is, excluding sales charges. The fund slightly lagged the Lehman Municipal Bond Index, which returned 10.08%. However, the fund is managed primarily for net asset value (NAV) stability and relatively high yield rather than for total return.
    During the fiscal year, the fund's NAV remained between $7.82 and $8.06 for all classes of shares, continuing the fund's long history of relative price stability. As of July 31, 2001, the fund's total net assets stood at $426.9 million, up from $359.0 million one year earlier.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY?
After spending 2000 battling the perceived threat of inflation, the Federal Reserve Board (the Fed) spent the first half of 2001 battling the very real threat of recession. Recession never materialized, but U.S. gross domestic product (the broadest measure of economic activity) slowed dramatically--from an annual rate of 5.7% in the second quarter of 2000 to an annual rate of just 0.2% in the second quarter of 2001.
    To ward off recession, the Fed aggressively cut short-term interest rates to levels not seen since 1994. In six separate actions during the first half of 2001, the Fed reduced the key fed funds rate from 6.50% to 3.75%. The weak U.S. economy, slowing economic growth in Europe and Asia and a strong dollar combined to severely depress corporate earnings. With businesses sharply curtailing capital spending, it fell to consumers (who account for two-thirds of economic activity) to keep the economy afloat. Consumer spending generally, and auto and home sales in particular, remained relatively strong despite the weak economy.

[IMAGE]

YOUR FUND'S PERFORMANCE

FUND PROVIDES ATTRACTIVE INCOME

As of 7/31/01

==========================================================================
                                TAXABLE-                         TAXABLE-
              30-DAY           EQUIVALENT                       EQUIVALENT
FUND       DISTRIBUTION       DISTRIBUTION       30-DAY           30-DAY
CLASS          RATE               RATE*         SEC YIELD       SEC YIELD*
--------------------------------------------------------------------------
  A            4.76%              7.82%           3.64%            5.98%

  B            4.01               6.58            3.06             5.02

  C            4.02               6.60            3.06             5.02

*Assumes highest marginal federal income tax rate in effect on July 31, 2001--39.1%. This highest rate was lowered from 39.6% by enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001.

---------------------------------------------------------------------------
HISTORY OF RELATIVE NET ASSET VALUE STABILITY CLASS A SHARES

7/31/91-7/31/01

===========================================================================
7/91 7.83                  7/95 8.17                   7/99 8.08
     8.01                       8.21                        7.81
     8.03                       8.32                        7.67
     8                          8.11                        7.73
7/92 8.5                   7/96 8.12                   7/00 7.83
     8.11                       8.17                        7.86
     8.31                       8.18                        7.99
     8.48                       8.11                        7.93
7/93 8.54                  7/97 8.31                   7/01 8.06
     8.74                       8.28
     8.68                       8.38
     8.12                       8.27
7/94 8.17                  7/98 8.31
     7.86                       8.38
     7.91                       8.41
     8.03                       8.3

This chart has no calculations; it only tracks net asset value. There is no guarantee that the fund will maintain a constant net asset value.

==========================================================================

WHAT WERE THE MAJOR MARKET TRENDS?
Neither interest rate cuts, nor enactment of tax reform legislation that included $38 billion in tax rebates to working Americans, succeeded in stimulating the economy or providing sustained momentum in the stock market. Accommodative monetary and fiscal policies were overshadowed by a steady drumbeat of corporate earnings warnings, a slew of layoff announcements and sharp disagreement among economists and so-called "market watchers" about when conditions might improve. As a result, investors lacked conviction and markets generally lacked direction.
    Many nervous investors abandoned the volatile stock market for the relative safety of money market funds or bonds. For the year ended July 31, 2001 stocks (as represented by the S&P 500) returned -14.32% while investment-grade municipal bonds (as represented by the Lehman Municipal Bond Index) returned 10.08%.







===========================================================================

WHAT WERE THE TRENDS IN THE MUNICIPAL BOND MARKET?
Issuance remained strong for several reasons. The weakening economy and a decline in tax revenues prompted once-flush governments to issue debt. Historically low interest rates made governments more willing to issue new debt and refinance existing higher coupon debt. And governments were eager to beat to market a huge $12.5-billion California power issue, the largest long-term municipal issue ever, scheduled to come to market in October.
    Jittery investors eager to find refuge from stock market volatility snapped up municipal issues, keeping prices strong. The second quarter of 2001 marked the sixth straight quarter of positive returns for the municipal bond market. The Fed's short-term interest rate cuts steepened the yield curve, drove down yields and increased bond prices, especially on the short end of the yield curve.

          See important fund and index disclosures inside front cover.

                             AIM MUNICIPAL BOND FUND

==================================================================================================================================
PORTFOLIO COMPOSITION
TOP FIVE BOND HOLDINGS                                                  BOND HOLDINGS BY TYPE                          [IMAGE]
As of 7/31/01, based on total net assets                                As of 7/31/01, based on total net assets

                                                      % of Total
                                  Coupon    Maturity  Net Assets        [PIE CHART]
----------------------------------------------------------------
 1. New York (State of) Urban      7.38%     1/1/02      1.9%           GENERAL OBLIGATION 19.1%
    Development Corp.
----------------------------------------------------------------        ESCROWED, PRE-REFUNDED
 2. Louisiana (State of) Local     6.55      9/1/25      1.5            AND OTHER 11.8%
    Government Environmental
    Facilities and Community                                            REVENUE 69.1%
    Development Authority
----------------------------------------------------------------
 3. New Jersey Economic            6.25      9/15/29     1.5            NUMBER OF HOLDINGS 282
    Development Authority
----------------------------------------------------------------        AVERAGE MATURITY 15 YEARS
 4. Connecticut (State of)         6.50      3/15/02     1.3
----------------------------------------------------------------        DURATION 5 YEARS
 5. Mississippi Higher Education   7.50      9/1/09      1.2
    Assistance Corp.                                                    AVERAGE CREDIT QUALITY AA
----------------------------------------------------------------

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================================================

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
In many ways, the portfolio changed little during the fiscal year:

o On July 31, 2001, the fund held 282 bonds--virtually unchanged from the 263 issues it held one year earlier.
o Average credit quality remained AA as measured by Standard & Poor's, a widely known credit rating agency whose historical ratings are based on analysis of the credit quality of the individual securities in the portfolio.
o The types of bonds in the portfolio changed little. During the fiscal year, revenue bonds and general obligation bonds rose slightly while escrowed and pre-refunded bonds declined slightly as a portion of the fund's total net assets.

    Fund managers did make some changes, however. During the course of the fiscal year, managers increased the fund's weighted average maturity to take advantage of current attractive interest rates. Weighted average maturity at the close of the reporting period was 15 years versus 13 years at the beginning of the fiscal year. At the same time, managers shortened duration, a measure of volatility. The shorter a fund's duration, the less sensitive its NAV will be to changes in interest rates.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
Consumers worried about the present but expressed some optimism about the future. The University of Michigan's index of consumer sentiment recorded a slight decline from June to July--but its forward-looking index of consumer expectations actually rose from June to July, suggesting that consumers believe that lower interest rates and tax rebates will strengthen the economy going forward.
    Auto sales slowed in July, continuing a generally downward trend that began early in 2000, but the number of Americans who said that they intend to buy a new vehicle, house or major appliance in the next six months all rose in July. Energy prices were moderating, inflation remained contained, companies were reducing bloated inventories and the Fed remained accommodative. Nonetheless, corporate earnings warnings and layoff announcements continued to be almost daily events.
    Few "market watchers" predicted the sharp and persistent economic slowdown in which we find ourselves, and few seemed prepared to predict when conditions might improve. Two things that they agreed on were the need for investors to take a long-term perspective and to be diversified in their investments.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service which allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM MUNICIPAL BOND FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MUNICIPAL BOND FUND VS. BENCHMARK INDEX
7/31/91-7/31/01

================================================================================
AIM Municipal Bond Fund Class A Shares        Lehman Municipal Bond Index
--------------------------------------------------------------------------------
7/91     9525                                 7/91     10000
         9902                                          10356
         10085                                         10632
         10209                                         10734
7/92     11017                                7/92     11374
         10673                                         11225
         11192                                         11677
         11593                                         12092
7/93     11843                                7/93     12379
         12288                                         12806
         12532                                         13109
         11895                                         12353
7/94     12146                                7/94     12611
         11861                                         12248
         12164                                         12642
         12532                                         13175
7/95     12929                                7/95     13604
         13175                                         14065
         13532                                         14545
         13365                                         14222
7/96     13560                                7/96     14502
         13826                                         14867
         14026                                         15104
         14092                                         15166
7/97     14631                                7/97     15989
         14767                                         16130
         15135                                         16631
         15125                                         16576
7/98     15392                                7/98     16947
         15716                                         17423
         15971                                         17736
         15961                                         17727
7/99     15738                                7/99     17435
         15409                                         17115
         15334                                         17093
         15659                                         17565
7/00     16070                                7/00     18186
         16342                                         18571
         16826                                         19364
         16912                                         19387
7/01     17400                                7/01     20019

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

Source: Lipper, Inc.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  10 years                           5.70%
  5 years                            4.11
  1 year                             3.14

CLASS B SHARES
  Inception (9/1/93)                 3.87%
  5 years                            3.97
  1 year                             2.46

CLASS C SHARES
  Inception (8/4/97)                 3.63%
  1 year                             6.34

The fund's average annual total returns as of the close of the fiscal year are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/01, the most recent calendar quarter-end, which were: Class A shares, 10 years, 5.70%; five years, 3.96%; one year, 2.78%. Class B shares, inception (9/1/93), 3.74%; five years, 3.82%; one year, 2.12%. Class C shares, inception (8/4/97), 3.39%; one year, 6.13%.

================================================================================

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 7/31/91-7/31/01. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Municipal Bond Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur charges that would affect the return on your investment.

                             AIM MUNICIPAL BOND FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

ALABAMA-0.91%

Alabama (State of) Public School & College
  Authority; Capital Improvement Series 1999
  C RB
  5.75%, 07/01/17                                AA     Aa3     $1,400   $  1,506,806
-------------------------------------------------------------------------------------
Courtland Industrial Development Board
  (Champion International Corp. Project);
  Refunding Environmental Improvement Series
  IDR
  6.40%, 11/01/26(b)                             --    Baa1      2,315      2,372,597
=====================================================================================
                                                                            3,879,403
=====================================================================================

ALASKA-0.56%

Alaska (State of) Housing Finance Corp.;
  Collateralized First Veterans' Home
  Mortgage Series A-2 RB
  6.75%, 12/01/24(b)                            AAA     Aaa      2,165      2,226,529
-------------------------------------------------------------------------------------
Alaska (State of) Housing Finance Corp.;
  Collateralized First Veterans' Mortgage
  Program Series RB
  6.88%, 06/01/33                               AAA     Aaa        140        142,124
=====================================================================================
                                                                            2,368,653
=====================================================================================

ARIZONA-1.26%

Arizona (State of) Educational Loan Marketing
  Corp.; RB 6.13%, 09/01/02(b)                   --     Aa2      1,900      1,948,374
-------------------------------------------------------------------------------------
Pima (County of) Unified School District No.
  10 (Amphitheater); School Improvement
  Series 1992 E GO
  6.50%, 07/01/05                                A+      A2      3,100      3,438,272
=====================================================================================
                                                                            5,386,646
=====================================================================================

ARKANSAS-0.36%

Jefferson (County of) (Regional Medical
  Center Project); Refunding & Improvement
  Hospital Series 2001 RB
  5.85%, 06/01/26                                 A      --        500        503,670
-------------------------------------------------------------------------------------
Van Buren (County of) Refunding Sales and Use
  Tax Series 2000 RB
  5.60%, 12/01/25(c)                             --     Aaa      1,000      1,048,020
=====================================================================================
                                                                            1,551,690
=====================================================================================

CALIFORNIA-1.89%

Abag Financing Authority for Non-Profit
  Corps. (Lincoln Glen Manor Senior
  Citizens); Series 2000 COP
  6.10%, 02/15/25                                A+      --      1,000      1,071,350
-------------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Lytton Gardens Inc.); Series 1999
  COP
  6.00%, 02/15/19                                A+      --      2,085      2,184,183
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
CALIFORNIA-(CONTINUED)

Abag Financing Authority for Non-Profit
  Corps. (Odd Fellows Home of California);
  Series 1999 COP
  6.00%, 08/15/24                                A+      --     $1,000   $  1,062,690
-------------------------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.05%, 03/01/11                                --    Baa3      1,350      1,501,605
-------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency (California
  Toll Road Project); Senior Lien Series A RB
  6.00%, 01/01/10(d)(e)                         AAA     Aaa        400        460,656
-------------------------------------------------------------------------------------
Los Angeles (County of); Series 2001 RB
  5.15%, 02/12/06(c)(f)                          --      --        470        475,439
-------------------------------------------------------------------------------------
Sacramento (City of) California City
  Financing Authority (Senior Convention
  Center Hotel); Series 1999 A RB
  6.25%, 01/01/30(f)                             --      --        750        759,233
-------------------------------------------------------------------------------------
Sacramento (City of) California Cogeneration
  Authority (Procter & Gamble Project);
  Series 1995 RB
  7.00%, 07/01/04                               BBB      --        500        550,055
=====================================================================================
                                                                            8,065,211
=====================================================================================

COLORADO-1.93%

Adams (County of) Colorado School District
  No. 1; Unlimited Tax Series 1992 A GO
  6.63%, 12/01/02(d)(e)                         AAA     Aaa        500        529,820
-------------------------------------------------------------------------------------
Aurora (City of); Public Improvement Series
  2000 COP
  5.50%, 12/01/30(c)                            AAA     Aaa      3,230      3,329,549
-------------------------------------------------------------------------------------
Colorado (State of) E-470 Public Highway
  Authority; Series 2000 A RB
  5.75%, 09/01/35(c)                            AAA     Aaa      1,000      1,071,070
-------------------------------------------------------------------------------------
Highlands Ranch Metro District No. 1;
  Unlimited Tax Refunding & Improvement
  Series A GO
  7.30%, 09/01/02(d)(e)                         NRR     NRR        500        538,670
-------------------------------------------------------------------------------------
Mesa County School District No. 51; Series
  1989 B COP
  6.88%, 12/01/05(c)                            AAA     Aaa      1,465      1,497,860
-------------------------------------------------------------------------------------
Mountain Village Metro District (San Miguel
  County); Unlimited Tax Series GO
  7.95%, Refunding, 12/01/02(d)(e)              NRR     NRR         50         53,762
-------------------------------------------------------------------------------------
  7.95%, Unrefunded Balance, 12/01/03(f)         --      --        220        229,231
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
COLORADO-(CONTINUED)

Northwest Parkway Public Highway Authority;
  Sr. Series 2001 A RB
  5.25%, 06/15/41(c)                            AAA     Aaa     $1,000   $    999,930
=====================================================================================
                                                                            8,249,892
=====================================================================================

CONNECTICUT-1.59%

Connecticut (State of); General Purpose
  Public Improvement Series 1992-A GO
  6.50%, 03/15/02(d)(e)                         NRR     NRR      5,500      5,738,425
-------------------------------------------------------------------------------------
Connecticut (State of) (Bradley International
  Airport); Special Obligation Parking Series
  2000 A RB
  6.60%, 07/01/24(b)                              A      --      1,000      1,032,910
=====================================================================================
                                                                            6,771,335
=====================================================================================

DELAWARE-0.07%

Delaware (State of) Economic Development
  Authority (Osteopathic Hospital
  Association); Series 1993 A RB
  6.75% 01/01/13(d)                             NRR     Aaa        250        296,368
=====================================================================================

DISTRICT OF COLUMBIA-0.47%

District of Columbia (George Washington
  University Project); Series 2001 A RB
  5.13%, 09/15/31(c)                            AAA     Aaa      1,000        979,650
-------------------------------------------------------------------------------------
District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.38%, 07/01/19(c)                            AAA     Aaa      1,000      1,035,310
=====================================================================================
                                                                            2,014,960
=====================================================================================

FLORIDA-3.63%

Broward (County of) School Board; Series 2001
  A COP
  5.25%, 07/01/24(c)                            AAA     Aaa      1,000      1,012,390
-------------------------------------------------------------------------------------
Capital Trust Agency (Reliance Community
  Revitalization Project); Multi-Family
  Housing VRD Series 1999 B RB (Acquired
  11/03/00; Cost $1,281,000)
  2.79%, 12/01/32(g)(h)                         AAA      --      1,281      1,281,000
-------------------------------------------------------------------------------------
Crossings at Fleming Island (Community
  Development District Special Assessment);
  Refunding Series 2000 B RB
  5.80%, 05/01/16(c)                            AAA     Aaa      1,000      1,087,710
-------------------------------------------------------------------------------------
Escambia (County of) (Champion International
  Corp. Project); PCR
  6.90%, 08/01/22(b)                            BBB    Baa1      1,125      1,179,742
-------------------------------------------------------------------------------------
Escambia (County of) Health Facilities
  Authority (Health Care Facility
  Loan-Veterans Hospital Project); Hospital
  Series 2000 RB
  5.95%, 07/01/20(c)                             --     Aaa      1,000      1,102,310
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
FLORIDA-(CONTINUED)

Jacksonville (City of) Electric Authority;
  Water & Sewer Series 2000 A RB
  5.30%, 10/01/30                               AA-     Aa3     $1,000   $  1,002,510
-------------------------------------------------------------------------------------
Miami (City of) Dade County Florida Aviation
  (Miami International Airport); Series 2000
  B RB
  5.75%, 10/01/29(c)                            AAA     Aaa      2,000      2,126,300
-------------------------------------------------------------------------------------
Miami (City of) Parking Facilities; Series
  1992 A RB
  6.70%, 10/01/01(d)(e)                         NRR     NRR      1,120      1,149,299
-------------------------------------------------------------------------------------
Orange (County of) Health Facilities
  Authority (Presbyterian Retirement
  Communities Project); VRD Series 1998 RB
  (LOC-Bank of America N.A.)
  2.70%, 11/01/28(g)                             --      --      4,239      4,239,000
-------------------------------------------------------------------------------------
Plantation (City of) Health Facilities
  Authority (Covenant Retirement Communities
  Inc.); Series 1992 RB
  7.75%, 12/01/02(d)(e)                         NRR     NRR        250        270,858
-------------------------------------------------------------------------------------
Sunrise (City of) Utility System; Refunding
  Series 1998 RB
  5.20%, 10/01/22(c)                            AAA     Aaa      1,000      1,027,450
=====================================================================================
                                                                           15,478,569
=====================================================================================

GEORGIA-0.84%

Georgia (State of) Housing and Finance
  Authority (Home Ownership Opportunity
  Program); Series C RB
  6.50%, 12/01/11                               AA+     Aa2        535        556,705
-------------------------------------------------------------------------------------
Municipal Electric Authority (Project One);
  VRD Series 1994 C RB (LOC-ABN Amro Bank
  N.V.)
  2.50%, 01/01/20(c)(g)                         AAA     Aaa      2,000      2,000,000
-------------------------------------------------------------------------------------
Savannah (City of) Economic Development
  Authority (Hershey Foods Corp. Project);
  Refunding Series 1992 IDR
  6.60%, 06/01/12                                A+      --      1,000      1,037,400
=====================================================================================
                                                                            3,594,105
=====================================================================================

ILLINOIS-7.82%

Chicago (City of); Refunding Unlimited Tax GO
  5.25%, Series 2001 A, 01/01/33(c)             AAA     Aaa      3,940      3,939,803
-------------------------------------------------------------------------------------
  5.50%, Series 2000 C, 01/01/40(c)             AAA     Aaa      1,750      1,787,450
-------------------------------------------------------------------------------------
Chicago (City of) (Cottage View Terrace
  Apartments); FHA/GNMA Collateralized
  Multi-Family Housing Series 2000 A RB
  6.13%, 02/20/42(b)                            AAA      --      1,580      1,629,754
-------------------------------------------------------------------------------------
Chicago (City of) Parks District; Refunding
  Unlimited Tax Series 2001 B GO
  5.25%, 01/01/25(c)                            AAA     Aaa      2,500      2,510,925
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
ILLINOIS-(CONTINUED)

Cook (County of); Unlimited Tax Series 1992 B
  GO
  5.75%, 11/15/02(d)(e)                         AAA     Aaa     $2,000   $  2,112,620
-------------------------------------------------------------------------------------
Freeport (City of) (Sewer System
  Improvements); Unlimited Tax Series 2000 GO
  6.00%, 12/01/29(c)                            AAA     Aaa      1,000      1,083,940
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health Systems
  Project); Hospital Series 1997 A RB
  6.00%, 11/15/11(c)                            AAA     Aaa      2,500      2,835,025
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (American College of Surgeons);
  VRD Series 1996 RB (LOC-Northern Trust Co.)
  2.75%, 08/01/26(g)                            AA-      --      3,104      3,104,000
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (CPC International Project);
  Refunding Series 1992 PCR
  6.75%, 05/01/16                                --      A1      2,000      2,063,160
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Evanston Northwestern Project);
  VRD Series 2001 C RB
  2.75%, 05/01/31(g)                            AA+     Aa2      1,664      1,664,000
-------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Northwestern University); VRD
  Medium Term Series 1997 RB
  5.25%, 11/01/14(e)(g)                         AA+     Aa1      1,000      1,065,910
-------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Robert Morris College); Series
  2000 RB
  5.80%, 06/01/30(c)                             --     Aaa      1,000      1,041,760
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Blessing Hospital); Series 1999
  A RB
  6.00%, 11/15/19(c)                            AAA     Aaa      1,000      1,078,300
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital Corp.); RB
  6.25%, Refunding Series 1992 A,
  04/15/22(d)(e)                                NRR     NRR      1,000      1,148,690
-------------------------------------------------------------------------------------
  6.25%, Series 1992 C, 04/15/22(d)(e)          NRR     NRR      1,150      1,316,175
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Franciscan Sisters Health Care);
  Series 1992 RB
  6.40%, 09/01/04(d)                            AAA     Aaa      2,000      2,183,660
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Memorial Hospital); Hospital
  Series 1992 RB
  7.25%, 05/01/02(d)(e)                         NRR     NRR        200        210,348
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
ILLINOIS-(CONTINUED)

Illinois State University (Auxiliary
  Facilities System); Series 1993 RB
  5.75%, 04/01/14(c)                            AAA     Aaa     $1,000   $  1,038,950
-------------------------------------------------------------------------------------
Peoria and Pekin and Waukegan (Cities of);
  GNMA Collateralized Mortgage Series 1990 RB
  7.88%, 08/01/22(b)                             AA      --         45         46,011
-------------------------------------------------------------------------------------
Tazewell (County of) Community High School
  District No. 303 (Pekin); Unlimited Tax
  Series 1996 GO
  5.63%, 01/01/14(c)                            AAA     Aaa      1,435      1,500,493
=====================================================================================
                                                                           33,360,974
=====================================================================================

INDIANA-3.96%

Carmel Retirement Rental Housing (Beverly
  Enterprises Project); Refunding Series RB
  8.75%, 12/01/08(f)                             --      --         85         89,122
-------------------------------------------------------------------------------------
East Allen (City of) Multi-School Building
  Corp.; First Mortgage Series 2000 RB
  5.75%, 01/15/10(d)(e)                         AAA     Aaa        735        815,872
-------------------------------------------------------------------------------------
Indiana (State of) (Special Program); Series
  2000 A RB
  5.90%, 02/01/14(c)                            AAA     Aaa      1,000      1,103,290
-------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (Community Hospitals of
  Indiana Inc. Project); VRD Hospital Series
  2000 A RB (LOC-Bank of America N.A.)
  2.65%, 07/01/28(g)                            AA-      --      5,137      5,137,000
-------------------------------------------------------------------------------------
Indiana (State of) Housing Finance Authority;
  Series B-1 RB
  6.15%, 07/01/17                                --     Aaa        135        141,168
-------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority; Highway Series 2000 RB
  5.38%, 12/01/25                                AA     Aa2      2,000      2,029,880
-------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority (Airport Lease Facility); Series
  1992 A RB
  6.25%, 11/01/02(d)(e)                         NRR     Aaa        395        418,961
-------------------------------------------------------------------------------------
  6.25%, 11/01/16                                AA      A1        105        110,028
-------------------------------------------------------------------------------------
Indianapolis (City of) (Lake Nora and Fox
  Club Project); Series 1999 A Multi-Family
  RB
  5.90%, 10/01/19(c)                             --     Aaa      1,795      1,893,061
-------------------------------------------------------------------------------------
Indianapolis (City of) Thermal Energy System;
  Series 2001 A RB
  5.00%, 10/01/11(c)                            AAA     Aaa      1,500      1,576,785
-------------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Series 1991
  PCR
  5.75%, 08/01/21                               BBB      A3      2,500      2,517,225
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
INDIANA-(CONTINUED)

Wa-Nee Middle School Building Corp.;
  Unlimited Tax First Mortgage Series 2001 GO
  5.50%, 01/15/20(c)                            AAA     Aaa     $1,000   $  1,053,570
=====================================================================================
                                                                           16,885,962
=====================================================================================

KANSAS-0.66%

Hutchinson Health Care Facilities (Wesley
  Towers); Refunding & Improvement Series
  1999 A RB
  6.25%, 11/15/19(f)                             --      --      1,500      1,327,035
-------------------------------------------------------------------------------------
Newton (City of) (Newton Healthcare Corp.);
  Hospital Series A RB
  7.38%, 11/15/04(d)(e)                         NRR     NRR        250        286,013
-------------------------------------------------------------------------------------
Overland Park (City of) Development Corp.;
  First Tier Series 2001 A RB
  7.38%, 01/01/32                                --      --      1,135      1,194,826
=====================================================================================
                                                                            2,807,874
=====================================================================================

KENTUCKY-1.75%

Jefferson (County of) (Beverly Enterprises
  Project); Refunding Health Facilities
  Series RB
  5.88%, 05/01/08(f)                             --      --        595        570,551
-------------------------------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 A RB
  7.13%, 02/01/21(b)                           BBB-    Baa3      3,635      3,746,086
-------------------------------------------------------------------------------------
Mount Sterling (City of); Lease Funding
  Series 1993 A RB
  6.15%, 03/01/13                                --     Aa3      3,000      3,150,600
=====================================================================================
                                                                            7,467,237
=====================================================================================

LOUISIANA-5.04%

Lafayette (City of) Public Improvement; Sales
  Tax Series 2000 A RB
  5.50%, 03/01/23(c)                            AAA     Aaa      1,360      1,413,094
-------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities and Community
  Development Authority (Capital Projects and
  Equipment Acquisition); RB
  6.55%, Series 2000, 09/01/25                    A      --      6,000      6,604,560
-------------------------------------------------------------------------------------
  6.30%, Series 2000 A, 07/01/30(c)             AAA     Aaa      3,000      3,551,370
-------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Medical Center at New Orleans
  Project); Series 1992 RB
  6.13%, 10/15/07(c)                            AAA      --      2,775      2,855,752
-------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Our Lady of the Lake Regional
  Hospital); Refunding Hospital Series 1993 C
  RB
  6.00%, 12/01/01(d)(e)                         AAA     Aaa      1,000      1,030,320
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
LOUISIANA-(CONTINUED)

Louisiana (State of) Public Facilities
  Authority (Tulane University of Louisiana);
  Series 1996 RB
  6.00%, 10/01/16(c)                            AAA     Aaa     $2,500   $  2,722,650
-------------------------------------------------------------------------------------
Ouachita (Parish of) Hospital Service
  District No. 1 (Glenwood Regional Medical
  Center); Refunding Series 1996 RB
  5.70%, 05/15/16(c)                            AAA     Aaa      1,000      1,063,800
-------------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Public Improvement Series 1987 RB
  7.60%, 01/01/08(d)                            NRR     NRR        500        599,865
-------------------------------------------------------------------------------------
  7.60%, 01/01/09(d)                            NRR     NRR        500        608,595
-------------------------------------------------------------------------------------
West Feliciana (Parish of) (Gulf States
  Utilities); Series A PCR
  7.50%, 05/01/15                               BB+     Ba1      1,000      1,045,760
=====================================================================================
                                                                           21,495,766
=====================================================================================

MAINE-0.54%

Maine (State of) Education Loan Authority;
  Education Loan Series A-2 RB
  6.95%, 12/01/07(b)                             --      --        690        715,413
-------------------------------------------------------------------------------------
Maine (State of) Housing Authority; Series
  1999 E-1 RB
  5.85%, 11/15/20                                AA     Aa2      1,500      1,572,000
=====================================================================================
                                                                            2,287,413
=====================================================================================

MASSACHUSETTS-1.68%

Massachusetts (State of) Development Finance
  Agency (Briarwood Project); Series 2001 B
  RB
  7.88%, 12/01/15(f)                             --      --      1,000      1,021,330
-------------------------------------------------------------------------------------
Massachusetts (State of) Health and Education
  Facilities Authority (Winchester Hospital);
  Series D RB
  5.80%, 07/01/09(c)                            AAA      --      1,000      1,069,070
-------------------------------------------------------------------------------------
Massachusetts (State of) Housing Finance
  Agency; Single Family Housing Series 1994
  RB
  6.60%, 12/01/26(b)                             AA     Aa3      1,780      1,860,848
-------------------------------------------------------------------------------------
Massachusetts (State of) Industrial Finance
  Agency (Beverly Enterprises); Refunding
  Series RB
  8.00%, 05/01/02(f)                             --      --         75         75,591
-------------------------------------------------------------------------------------
Massachusetts (State of) Municipal Wholesale
  Electric Cooperative Power Supply; System
  Series 1992 A RB
  6.75%, 07/01/08(c)                            AAA     Aaa      3,000      3,151,110
=====================================================================================
                                                                            7,177,949
=====================================================================================

MICHIGAN-4.50%

Anchor Bay School District; Unlimited Tax
  Series 2001 GO
  5.00%, 05/01/29                               AAA     Aaa      1,000        973,580
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
MICHIGAN-(CONTINUED)

Detroit (City of) Water Supply System; Sr.
  Lien RB
  5.00%, Series 1997 A, 07/01/27(c)             AAA     Aaa     $2,000   $  1,962,860
-------------------------------------------------------------------------------------
  5.25%, Series 2001 A, 07/01/33(c)             AAA     Aaa      3,500      3,510,570
-------------------------------------------------------------------------------------
Garden City Hospital Finance Authority
  (Garden City Hospital); Hospital Refunding
  Series A RB
  5.63%, 09/01/10                                --      B1      1,000        795,490
-------------------------------------------------------------------------------------
Lake Orion Community School District;
  Refunding Unlimited Tax Series 1994 GO
  7.00%, 05/01/05(d)(e)                         AAA     Aaa      2,500      2,834,850
-------------------------------------------------------------------------------------
Lincoln Park (City of) School District;
  Unlimited Tax Series 1996 GO
  6.00%, 05/01/06(d)(e)                         AAA     Aaa      1,210      1,347,432
-------------------------------------------------------------------------------------
Michigan (State of) Bullock Creek School
  District; Unlimited Tax Series 2000 GO
  5.50%, 05/01/22                               AAA     Aaa      1,000      1,033,550
-------------------------------------------------------------------------------------
Michigan (State of) Housing Development
  Authority; Refunding Rental Housing Series
  A RB
  6.60%, 04/01/12                               AA-      --        945        982,346
-------------------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Drinking Water Revolving Fund); Series
  2000 RB
  5.50%, 10/01/22                               AAA     Aaa      1,000      1,040,190
-------------------------------------------------------------------------------------
Ypsilanti (City of) School District;
  Refunding Unlimited Tax Series 1996 GO
  5.75%, 05/01/07(d)(e)                         AAA     Aaa      4,275      4,712,888
=====================================================================================
                                                                           19,193,756
=====================================================================================

MINNESOTA-0.72%

Bloomington (City of) Independent School
  District No. 271; Unlimited Tax Series 2001
  A GO
  5.13%, 02/01/22(c)                             --     Aaa      1,000      1,009,290
-------------------------------------------------------------------------------------
Minneapolis (City of) (Parking Ramp Project);
  Unlimited Tax Series 2000 A GO
  5.90%, 12/01/20                               AAA     Aa1      1,000      1,081,860
-------------------------------------------------------------------------------------
Minneapolis & St. Paul (Cities of)
  Metropolitan Airports Commission (Northwest
  Airlines Inc. Project); Special Facilities
  Series 2001 A RB
  7.00%, 04/01/25(b)(f)                          --      --      1,000        968,480
=====================================================================================
                                                                            3,059,630
=====================================================================================

MISSISSIPPI-1.57%

Mississippi (State of) Development Board
  (Panola County Hospital); Special
  Obligation Series RB
  5.00%, 07/01/28                                 A      --      1,595      1,452,391
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
MISSISSIPPI-(CONTINUED)

Mississippi Higher Education Assistance
  Corp.; Student Loan Sub-Series 1994 C RB
  7.50%, 09/01/09(b)                             --      A2     $5,000   $  5,250,450
=====================================================================================
                                                                            6,702,841
=====================================================================================

MISSOURI-1.47%

Kansas City Industrial Development Authority
  (General Motors Corp. Project); PCR
  6.05%, 04/01/06                                 A      A3      1,435      1,437,841
-------------------------------------------------------------------------------------
Kansas City Municipal Assistance Corp.
  (Truman Medical Center Charitable
  Foundation); Leasehold Improvement Series
  1991 A RB
  7.00%, 11/01/01(d)(e)                         NRR     NRR        605        611,231
-------------------------------------------------------------------------------------
Missouri (State of) Environmental Improvement
  and Energy Resources Authority; Series 1995
  C PCR
  5.85%, 01/01/10                                --     Aaa      1,000      1,062,860
-------------------------------------------------------------------------------------
Missouri (State of) Health and Educational
  Facilities Authority (Washington University
  Project); Educational Facilities Series
  2001 A RB
  5.13%, 06/15/41                               AA+     Aa1      3,250      3,182,205
=====================================================================================
                                                                            6,294,137
=====================================================================================

NEVADA-2.18%

Boulder (City of) (Boulder City Hospital Inc.
  Project); Hospital Refunding Series RB
  5.85%, 01/01/22(f)                             --      --        500        414,880
-------------------------------------------------------------------------------------
Clark (County of) (Nevada Power Co. Project);
  Refunding Series 1992 C IDR
  7.20%, 10/01/22                                A-    Baa1      1,500      1,554,945
-------------------------------------------------------------------------------------
Humboldt (County of) (Sierra Pacific
  Project); Refunding Series 1987 PCR
  6.55%, 10/01/13(c)                            AAA     Aaa      3,000      3,116,970
-------------------------------------------------------------------------------------
Las Vegas (City of); Refunding 1992 Limited
  Tax GO
  6.50%, 04/01/02(d)(e)                         AAA     Aaa      1,000      1,044,540
-------------------------------------------------------------------------------------
Reno Redevelopment Agency; Refunding
  Sub-Series A Tax Allocation Notes
  6.00%, 06/01/10                                --    Baa3      1,185      1,224,461
-------------------------------------------------------------------------------------
Truckee Meadows Water Authority; Series 2001
  A RB
  5.13%, 07/01/30(c)                            AAA     Aaa      2,000      1,962,920
=====================================================================================
                                                                            9,318,716
=====================================================================================

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

NEW JERSEY-3.42%

Hudson (County of) Correctional Facility;
  Refunding Series 1992 COP
  6.60%, 12/01/21(c)                            AAA     Aaa     $1,250   $  1,295,825
-------------------------------------------------------------------------------------
New Jersey Economic Development Authority
  (Atlantic City Sewer Co.); Sewer Facility
  Series 1991 RB
  7.25%, 12/01/11(b)(f)                          --      --      1,540      1,576,529
-------------------------------------------------------------------------------------
New Jersey Economic Development Authority
  (Continental Airlines Inc. Project);
  Specialty Facilities RB
  6.40%, Series 1999, 09/15/23(b)                BB     Ba2      1,000        985,720
-------------------------------------------------------------------------------------
  6.25%, Series 1999, 09/15/29(b)                BB     Ba2      6,600      6,330,126
-------------------------------------------------------------------------------------
  7.00%, Series 2000, 11/15/30(b)                BB     Ba2      4,000      4,147,800
-------------------------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Raritan Bay Medical
  Center Project); Series 1994 RB
  7.25%, 07/01/27(f)                             --      --        250        250,487
=====================================================================================
                                                                           14,586,487
=====================================================================================

NEW MEXICO-1.17%

Las Cruces South Central Solid Waste
  Authority; Environmental Services RB
  5.65%, 06/01/09                                --      A3        575        598,793
-------------------------------------------------------------------------------------
Los Alamos (County of); Utility Series A RB
  6.00%, 07/01/15(c)                            AAA     Aaa      2,000      2,141,600
-------------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 A RB
  6.25%, 06/01/04(d)(e)                         AAA     Aaa      2,100      2,269,365
=====================================================================================
                                                                            5,009,758
=====================================================================================

NEW YORK-8.67%

Metropolitan Transportation Authority;
  Dedicated Tax Fund Series 2000 A RB
  5.88%, 04/01/25(c)                            AAA     Aaa      1,500      1,611,960
-------------------------------------------------------------------------------------
New York (City of); GO
  8.25%, Unlimited Tax Series 1991 F,
  11/15/01(d)(e)                                AAA     Aaa      2,000      2,061,660
-------------------------------------------------------------------------------------
  7.65%, Unlimited Tax Series 1992 F,
  02/01/02(d)(e)                                NRR     Aaa      4,775      4,966,095
-------------------------------------------------------------------------------------
  7.00%, Unlimited Tax Series H,
  02/01/02(d)(e)                                NRR     NRR        350        362,894
-------------------------------------------------------------------------------------
  7.20%, Unlimited Tax Series H,
  02/01/02(d)(e)                                NRR     NRR        500        518,910
-------------------------------------------------------------------------------------
  7.70%, Unlimited Tax Series D,
  02/01/02(d)(e)                                NRR     Aaa      1,985      2,064,916
-------------------------------------------------------------------------------------
  02/01/09                                        A      A2         15         15,536
-------------------------------------------------------------------------------------
  7.00%, Unlimited Tax Series C, Sub-Series
  C-1, 08/01/02(d)(e)                           NRR     Aaa      1,990      2,106,733
-------------------------------------------------------------------------------------
  7.38%, Unlimited Tax Series B1,
  08/15/04(d)(e)                                NRR     Aaa        500        567,845
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
NEW YORK-(CONTINUED)

  6.25%, Unlimited Tax Series A, 08/01/17         A      A2     $3,035   $  3,279,742
-------------------------------------------------------------------------------------
  7.00%, Unlimited Tax Series C, Sub-Series
  C-1, 08/01/17                                   A      A2         10         10,450
-------------------------------------------------------------------------------------
  7.00%, Unlimited Tax Series 1991 B,
  02/01/18(c)                                   AAA     Aaa        830        855,315
-------------------------------------------------------------------------------------
  7.00%, Unlimited Tax Series 1991 B,
  02/01/02(d)(e)                                AAA     Aaa        170        176,263
-------------------------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (The Lighthouse Inc. Project);
  Series 1992 IDR (LOC-Chase Manhattan Bank)
  6.50%, 07/01/02(d)(e)                         NRR     NRR      1,500      1,582,125
-------------------------------------------------------------------------------------
New York (City of) Municipal Water Finance
  Authority; Water & Sewer Systems RB
  5.75%, Series 1997 B, 06/15/29                 AA     Aa2      3,850      4,052,356
-------------------------------------------------------------------------------------
  5.00%, Series 1987 A, 06/15/17                 AA     Aa2      1,350      1,351,255
-------------------------------------------------------------------------------------
  5.50%, Series 1996 A, 06/15/24(c)             AAA     Aaa      1,000      1,025,090
-------------------------------------------------------------------------------------
New York (State of) Dorm Authority (State
  University Educational Facilities); Series
  A RB
  6.50%, 05/15/06                               AA-      A3      1,000      1,125,380
-------------------------------------------------------------------------------------
New York (State of) Environmental Facilities
  Corp.; Water Revenue Series 1991 E PCR
  6.88%, 06/15/10                               AAA     Aaa      1,100      1,137,114
-------------------------------------------------------------------------------------
New York (State of) Urban Development Corp.
  (Correctional Capital Facilities); Series
  1991-3 RB
  7.38%, 01/01/02(d)(e)                         NRR     Aaa      7,850      8,160,939
=====================================================================================
                                                                           37,032,578
=====================================================================================

NORTH CAROLINA-1.37%

North Carolina Eastern Municipal Power
  Agency; Series A RB
  6.13%, 01/01/10(c)                            AAA     Aaa      1,500      1,713,045
-------------------------------------------------------------------------------------
North Carolina Housing Finance Agency; Single
  Family-Series II RB
  6.20%, 03/01/16                                AA     Aa2        550        582,164
-------------------------------------------------------------------------------------
North Carolina Municipal Power Agency (No. 1
  Catawba Electric Project); RB
  7.25%, Refunding, 01/01/07                   BBB+    Baa1      2,890      3,236,887
-------------------------------------------------------------------------------------
  6.50%, Series 1990, 01/01/10(d)               AAA     Aaa        260        297,469
=====================================================================================
                                                                            5,829,565
=====================================================================================

OHIO-1.78%

Cleveland (City of) Parking Facilities;
  Improvement Series RB
  8.00%, 09/15/02(d)(e)                         NRR     NRR        500        537,420
-------------------------------------------------------------------------------------
Fairfield (City of) School District;
  Unlimited Tax Series 1995 GO
  6.10%, 12/01/05(d)(e)                         AAA     Aaa      1,000      1,107,330
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
OHIO-(CONTINUED)

Findlay (City of); Limited Tax Series 1996 GO
  5.88%, 07/01/17                               AA-     Aa3     $1,000   $  1,070,520
-------------------------------------------------------------------------------------
Lake Ohio School District; Unlimited Tax
  Series 2000 GO
  5.75%, 12/01/26(c)                            AAA     Aaa      2,500      2,649,700
-------------------------------------------------------------------------------------
Montgomery (County of) Ohio Hospital
  Authority (Grandview Hospital & Medical
  Center); Refunding Hospital Series RB
  5.50%, 12/01/09(d)(e)                         NRR     NRR      1,000      1,095,650
-------------------------------------------------------------------------------------
Ohio Department of Transportation (Panhandle
  Rail Line Project); Series 1992 COP
  6.50%, 04/15/12(c)                            AAA     Aaa      1,100      1,142,218
=====================================================================================
                                                                            7,602,838
=====================================================================================

OKLAHOMA-1.94%

Mustang Improvement Utility Authority; Series
  1999 RB
  5.70%, 10/01/19(c)                             --     Aaa      1,500      1,593,810
-------------------------------------------------------------------------------------
Oklahoma Development Finance Authority (St.
  John Health System); Refunding Series 1999
  RB
  5.75%, 02/15/18                                AA     Aa3        675        717,998
-------------------------------------------------------------------------------------
  5.75%, 02/15/25                                AA     Aa3      1,750      1,851,448
-------------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority (St.
  Johns Medical Center Project); Hospital
  Series 1994 RB
  6.25%, 02/15/06(d)(e)                         NRR     NRR      2,000      2,219,840
-------------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority (Tulsa
  Regional Medical Center); Hospital Series
  RB
  7.20%, 06/01/03(d)(e)                         AAA     NRR        500        546,990
-------------------------------------------------------------------------------------
Tulsa (City of) Public Facilities
  Authority-Capital Improvements-Water
  System; Series 1988 B RB
  6.00%, 03/01/08                                A+      --      1,305      1,371,464
=====================================================================================
                                                                            8,301,550
=====================================================================================

OREGON-0.80%

Cow Creek Band Umpqua Tribe of Indians;
  Series B RB
  5.10%, 07/01/12(c)                            AAA     Aaa      1,000      1,031,910
-------------------------------------------------------------------------------------
Portland (City of) Sewer System; Series 1994
  A RB
  6.20%, 06/01/04(d)(e)                         AAA     NRR      1,200      1,306,140
-------------------------------------------------------------------------------------
  6.25%, 06/01/04(d)(e)                         AAA     NRR      1,000      1,089,790
=====================================================================================
                                                                            3,427,840
=====================================================================================

PENNSYLVANIA-1.68%

Allegheny (County of) Port Authority; Special
  Revenue Transportation Series 1999 RB
  6.13% 03/01/09(c)(e)                          AAA     Aaa      1,000      1,142,290
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 IDR
  7.38% 12/01/08(f)                              --      --     $1,450   $  1,459,555
-------------------------------------------------------------------------------------
Montgomery (County of) Industrial Development
  Authority (Pennsburg Nursing &
  Rehabilitation Center); Series 1993 RB
  7.63%, 03/31/04(d)(e)                         NRR     Aaa        100        113,690
-------------------------------------------------------------------------------------
Pennsylvania (State of); Unlimited Tax Third
  Series GO 6.75%, 11/15/13(c)                  AAA     Aaa      1,250      1,386,262
-------------------------------------------------------------------------------------
Pennsylvania Economic Development Finance
  Authority (Colver Project); Resource
  Recovery Series 1994 D RB
  7.05%, 12/01/10(b)                           BBB-      --      2,900      3,055,005
=====================================================================================
                                                                            7,156,802
=====================================================================================

RHODE ISLAND-0.56%

Rhode Island (State of) Depositors Economic
  Protection Corp.; Special Obligation Series
  1992 A RB
  6.95%, 08/01/02(d)(e)                         AAA     Aaa      1,250      1,326,500
-------------------------------------------------------------------------------------
Rhode Island (State of) Housing and Mortgage
  Finance Corp.; Homeownership Opportunity
  Series 15 B RB
  6.00%, 10/01/04                               AA+     Aa2      1,000      1,050,890
=====================================================================================
                                                                            2,377,390
=====================================================================================

SOUTH CAROLINA-0.51%

Piedmont Municipal Power Agency; Refunding
  Electric Series A RB
  5.75%, 01/01/24                              BBB-    Baa3      1,150      1,095,720
-------------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities Improvement
  Series 2000 A RB
  7.13%, 12/15/15                               BBB    Baa2      1,000      1,075,400
=====================================================================================
                                                                            2,171,120
=====================================================================================

SOUTH DAKOTA-0.50%

Aberdeen (City of) School District No. 6-1;
  Unlimited Tax Series 2000 GO
  5.45%, 01/01/26(c)                            AAA     Aaa      2,000      2,050,200
-------------------------------------------------------------------------------------
South Dakota Health and Educational Facility
  Authority (Huron Regional Medical Center);
  Series 1994 RB
  7.25%, 04/01/20                               BBB      --        100        103,896
=====================================================================================
                                                                            2,154,096
=====================================================================================

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

TENNESSEE-1.78%

Clarksville (City of) Public Building
  Authority; VRD Pooled Funding Series 1997
  RB (LOC-Bank of America N.A.)
  2.65%, 11/01/27(g)                             --     Aa1     $3,969   $  3,969,000
-------------------------------------------------------------------------------------
Franklin Industrial Development Board
  (Landings Apartment Project); Multifamily
  Housing Series A RB
  5.75%, 04/01/10(c)                            AAA     Aaa        900        955,764
-------------------------------------------------------------------------------------
Robertson and Sumner (Counties of) White
  House Utilities District; Water and Sewer
  Series 2000 RB
  6.00%, 01/01/10(c)(e)                         NRR     Aaa      1,000      1,130,940
-------------------------------------------------------------------------------------
Shelby (County of) Health, Educational &
  Housing Facilities Board (Kirby Pines);
  Health Care Facilities Series A RB
  6.25%, 11/15/16(f)                             --      --      1,000        850,940
-------------------------------------------------------------------------------------
Tennessee (State of) Housing Development
  Agency; Homeownership Progressive Series Q
  RB
  6.80%, 07/01/17                                AA     Aa2        675        695,196
=====================================================================================
                                                                            7,601,840
=====================================================================================

TEXAS-21.74%

Alief (City of) Independent School District;
  Unlimited Tax Series 2001 GO
  5.00%, 02/15/19                               AAA     Aaa      1,260      1,251,256
-------------------------------------------------------------------------------------
Allen Independent School District; Unlimited
  Tax Refunding Series 2000 GO
  5.95%, 02/15/25(c)                            AAA     Aaa      1,600      1,704,512
-------------------------------------------------------------------------------------
Arlington (City of) Independent School
  District; Unlimited Tax Series 1995 GO
  5.75%, 02/15/05(d)(e)                         NRR     Aaa        705        758,735
-------------------------------------------------------------------------------------
  5.75%, Unrefunded Balance, 02/15/21            --     Aaa        295        302,750
-------------------------------------------------------------------------------------
Austin Community College District; Combined
  Fee Revenue Building and Refunding Series
  1995 RB
  6.10%, 02/01/05(d)(e)                         AAA     Aaa      1,115      1,211,871
-------------------------------------------------------------------------------------
Austin Hotel Occupancy Tax; Refunding Sub.
  Lien Series 1999 RB
  5.80%, 11/15/29(c)                            AAA     Aaa      1,100      1,150,644
-------------------------------------------------------------------------------------
Bellville (City of) Independent School
  District; Unlimited Tax Series 1995 GO
  6.13%, 02/01/06(d)(e)                         NRR     Aaa        535        590,597
-------------------------------------------------------------------------------------
  6.13%, Unrefunded Balance, 02/01/20            --     Aaa        295        311,608
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
TEXAS-(CONTINUED)

Bexar (County of) Housing Finance Corp.
  (Dymaxion & Marrach Park Apartments);
  Multifamily Housing Series 2000 A RB
  6.10%, 08/01/30(c)                             --     Aaa     $1,000   $  1,043,970
-------------------------------------------------------------------------------------
Bexar (County of) Metropolitan Water District
  (Lease Purchase Project); Series 2001 RB
  5.53%, 07/20/06(f)                             --      --        825        825,184
-------------------------------------------------------------------------------------
Brazos (County of) Health Facilities
  Development Corp. (Franciscan Services
  Corp.); Series A RB
  5.38%, 01/01/22(c)                            AAA     Aaa      1,250      1,263,175
-------------------------------------------------------------------------------------
Brazos Higher Education Loan Authority Inc.;
  Refunding Series 1992 C-1 RB
  6.30%, 11/01/01(b)                             --     Aaa        325        327,564
-------------------------------------------------------------------------------------
  6.45%, 11/01/02(b)                             --     Aaa      1,135      1,173,522
-------------------------------------------------------------------------------------
Carroll Independent School District;
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 02/15/33                               AAA     Aaa      1,350      1,345,842
-------------------------------------------------------------------------------------
Carrollton (City of); Limited Tax Series 1996
  GO
  5.75%, 08/15/06(d)(e)                         NRR     NRR      1,000      1,095,750
-------------------------------------------------------------------------------------
Cleveland (City of) Independent School
  District; Unlimited Tax Series 2001 GO
  5.13%, 02/01/31                               AAA     Aaa      2,000      1,953,900
-------------------------------------------------------------------------------------
Comal (County of) Independent School
  District; Refunding Unlimited Tax GO
  5.75%, Series 1999, 08/01/28(c)                --     Aaa      1,000      1,047,580
-------------------------------------------------------------------------------------
  5.25%, Series 2001, 02/01/28                   --     Aaa      1,000      1,002,220
-------------------------------------------------------------------------------------
Dallas (City of); Waterworks and Sewer System
  Series A RB
  6.00%, 10/01/01(d)(e)                         NRR     NRR      2,030      2,070,925
-------------------------------------------------------------------------------------
Dallas (City of) Area Rapid Transit; Sr. Lien
  Series 2001 RB
  5.00%, 12/01/31(c)                            AAA     Aaa      2,750      2,654,135
-------------------------------------------------------------------------------------
De Soto (City of) Independent School
  District; Refunding Unlimited Tax Series GO
  5.13%, 08/15/17(c)                            AAA      --      1,000      1,000,050
-------------------------------------------------------------------------------------
Georgetown (City of); Utility System Series
  1995 A RB
  6.20%, 08/15/05(d)(e)                         AAA     Aaa      1,500      1,651,680
-------------------------------------------------------------------------------------
Grapevine (City of); Limited Tax Series 2000
  COP
  5.88%, 08/15/26(c)                            AAA     Aaa      1,610      1,711,366
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care Project); Hospital Series 2001 A RB
  6.38%, 06/01/29                                A-      A3        750        787,320
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
TEXAS-(CONTINUED)

Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital Project); Series 1991 RB
  6.70%, 02/15/03(d)(e)                         AAA     NRR     $1,000   $  1,057,350
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Childrens Hospital
  Project); Hospital Series 1999 A RB
  5.25%, 10/01/29                                AA     Aa2      2,000      1,973,780
-------------------------------------------------------------------------------------
Harris (County of) Houston Sports Authority;
  Refunding Jr. Lien Series 2001 B RB
  5.25%, 11/15/40(c)                            AAA     Aaa      3,000      2,984,910
-------------------------------------------------------------------------------------
Harris (County of) Mental Health and Mental
  Retardation Authority; Refunding Series
  1992 RB
  6.25%, 09/15/10(c)                            AAA     Aaa      4,500      4,651,695
-------------------------------------------------------------------------------------
Houston (City of); Airport Sub. Lien Series
  2000 B RB
  5.50%, 07/01/30(c)                            AAA     Aaa      1,000      1,018,270
-------------------------------------------------------------------------------------
Houston (City of); Limited Tax Series 1992 C
  GO
  6.25%, 03/01/02(d)(e)                         NRR     NRR      1,470      1,499,929
-------------------------------------------------------------------------------------
Houston (City of); Water and Sewer System
  Series 1997 C RB
  5.38%, 12/01/27(c)                            AAA     Aaa      2,495      2,522,345
-------------------------------------------------------------------------------------
Hurst-Euless-Bedford-Texas Independent School
  District; Unlimited Tax Series 1994 GO
  6.50%, Refunding, 08/15/04(d)(e)              AAA     Aaa        640        699,808
-------------------------------------------------------------------------------------
  6.50%, Unrefunded Balance, 08/15/24(c)        AAA     Aaa        360        379,987
-------------------------------------------------------------------------------------
Katy (City of) Independent School District;
  Limited Tax Series 1999 GO
  6.13%, 02/15/32                               AAA     Aaa      1,500      1,607,730
-------------------------------------------------------------------------------------
Keller (City of) Independent School District;
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 08/15/26                               AAA     Aaa      2,000      2,009,260
-------------------------------------------------------------------------------------
Keller (City of) Independent School District;
  Series 1994 COP
  6.00%, 08/15/05(c)                            AAA     Aaa      1,000      1,090,520
-------------------------------------------------------------------------------------
Laredo (City of); Refunding Limited Tax
  Series 1998 GO
  5.13%, 08/15/14(c)                            AAA     Aaa        800        821,976
-------------------------------------------------------------------------------------
Little Elm (City of) Independent School
  District; Unlimited Tax Refunding GO
  6.00%, Series 1999, 08/15/35                  AAA      --      2,500      2,665,375
-------------------------------------------------------------------------------------
  6.13%, Series 2000, 08/15/35                  AAA      --      1,000      1,081,710
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
TEXAS-(CONTINUED)

Lockhart (City of) Tax and Utility Systems;
  Unlimited Tax Series 1996 GO
  5.90%, Refunding, 08/01/06(d)(e)              AAA     Aaa     $1,100   $  1,214,708
-------------------------------------------------------------------------------------
  5.85%, 08/01/11(c)                            AAA     Aaa        605        648,149
-------------------------------------------------------------------------------------
Matagorda (County of) Navigation District No.
  1 (Reliant Energy Project); Refunding
  Series 1999 B IDR
  5.95%, 05/01/30(b)                            BBB    Baa1      2,000      1,978,060
-------------------------------------------------------------------------------------
Nacogdoches (City of) Independent School
  District; Refunding Unlimited Tax Series
  2001 GO
  5.30%, 02/15/25                               AAA     Aaa      1,765      1,783,391
-------------------------------------------------------------------------------------
North Central Texas Health Facilities
  Development Corp. (CC Young Memorial
  Project); Hospital Series RB
  5.38%, 02/15/25(c)                              A      --      1,000        936,050
-------------------------------------------------------------------------------------
North Texas Higher Education Authority Inc.;
  Student Loan RB
  6.10%, Series 1993 C, 04/01/08(b)(f)           --      --      1,000      1,039,740
-------------------------------------------------------------------------------------
  6.30%, Series 1993 D, 04/01/09(b)(f)           --      --        500        519,165
-------------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 1999 A GO
  5.50%, 08/15/24                               AAA     Aaa      1,000      1,027,400
-------------------------------------------------------------------------------------
Pflugerville (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  5.50%, 08/15/23                               AAA     Aaa      1,615      1,664,807
-------------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000 GO
  5.88%, 09/01/19                               AAA     Aaa        850        915,272
-------------------------------------------------------------------------------------
Richardson (City of); Hotel Occupancy Limited
  Tax Series 2000 A COP
  5.75%, 02/15/21                               AAA     Aaa      2,000      2,105,960
-------------------------------------------------------------------------------------
Richardson (City of); Limited Tax Series 2001
  GO
  5.00%, 02/15/19                               AA+     Aa1      1,720      1,698,225
-------------------------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Hospital
  Unrefunded Balance Series 1993 RB
  6.50%, 12/01/12                              BBB+    Baa2        945        969,173
-------------------------------------------------------------------------------------
  6.75%, 12/01/23                              BBB+    Baa2      1,000      1,007,310
-------------------------------------------------------------------------------------
San Angelo (City of) Waterworks & Sewer
  System; Refunding & Improvement Series 2001
  RB
  5.25%, 04/01/19(c)                            AAA     Aaa      1,000      1,018,130
-------------------------------------------------------------------------------------
San Antonio (City of) Independent School
  District; Unlimited Tax Series 1999 GO
  5.50%, 08/15/24                               AAA     Aaa      3,500      3,595,900
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
TEXAS-(CONTINUED)

Spring Branch Independent School District;
  Limited Tax Series 2000 GO
  5.75%, 02/01/24                               AAA     Aaa     $1,700   $  1,787,363
-------------------------------------------------------------------------------------
Texas (State of); Veteran's Land Unlimited
  Tax Series 1994 GO
  6.40%, 12/01/24(b)                             AA     Aa1      2,000      2,108,480
-------------------------------------------------------------------------------------
Texas (State of) Department of Housing and
  Community Affairs (Asmara Project);
  Multifamily Housing Series 1996 A RB
  6.30%, 01/01/16                                 A      --        310        331,951
-------------------------------------------------------------------------------------
Texas (State of) Public Property Finance
  Corp. (Mental Health and Mental
  Retardation); Series 1996 RB
  6.20%, 09/01/16                              BBB+      --        735        755,257
-------------------------------------------------------------------------------------
Texas National Research Laboratory Community
  Financing Corp. (Superconducting Super
  Collider); Refunded Series 1991 RB
  7.10%, 12/01/01(d)(e)                         AAA     Aaa        600        620,430
-------------------------------------------------------------------------------------
Town Center Improvement District; Sales &
  Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/23(c)                            AAA     Aaa      1,000        994,150
-------------------------------------------------------------------------------------
  5.25%, 03/01/27(c)                            AAA     Aaa      2,800      2,808,232
-------------------------------------------------------------------------------------
  5.50%, 03/01/13(c)                            AAA     Aaa      1,725      1,848,251
-------------------------------------------------------------------------------------
Tyler (City of) Health Facilities Development
  Corp. (Mother Frances Hospital); Hospital
  Series A RB
  5.63%, 07/01/13                                --    Baa2      1,000        939,450
-------------------------------------------------------------------------------------
United Independent School District; Unlimited
  Tax Series 2000 GO
  5.13%, 08/15/26                               AAA     Aaa      1,000        988,170
-------------------------------------------------------------------------------------
University of Texas; Series 1999 B RB
  5.70%, 08/15/20                               AAA     Aaa      1,000      1,055,300
-------------------------------------------------------------------------------------
Victoria (County of) (Texas Hospital Citizens
  Medical Center); RB
  6.20%, 01/01/10(c)                            AAA     Aaa      1,000      1,066,550
-------------------------------------------------------------------------------------
Weatherford (City of) Independent School
  District; Unlimited Tax Series 1994 GO
  6.40%, 02/15/05(d)(e)                         NRR     Aaa        900        987,912
-------------------------------------------------------------------------------------
  6.40%, 02/15/12                                --     Aaa        100        107,458
=====================================================================================
                                                                           92,821,195
=====================================================================================

UTAH-1.97%

Intermountain Power Agency (Utah Power
  Supply); Series 1986 B RB
  5.00%, 07/01/16                                A+      A1      3,150      3,185,886
-------------------------------------------------------------------------------------
Salt Lake (County of) (IHC Health Services
  Inc. Project); Hospital Series 2001 RB
  5.13%, 02/15/33(c)                            AAA     Aaa      2,000      1,958,560
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
UTAH-(CONTINUED)

Salt Lake (County of) (Westminster College
  Project); RB
  5.75%, 10/01/27                               BBB      --     $1,000   $    977,430
-------------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Federally Insured Term Sub. Single Family
  Mortgage RB
  6.30%, Sub-Series 1994 E-1, 07/01/06          AA-      --        155        163,671
-------------------------------------------------------------------------------------
  7.15%, Sub-Series 1994 G-1, 07/01/06          AA-      A1         70         73,736
-------------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Single Family Mortgage RB
  6.05%, Series 1994 C, 07/01/06                 --     Aa3        235        246,971
-------------------------------------------------------------------------------------
  6.45%, Series G-2, 07/01/27(b)                AAA     Aaa        745        777,452
-------------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Single Family Mortgage Sub-Series 2000 B-1
  RB
  6.00%, 07/01/10(b)                            AA-     Aa3        980      1,016,476
=====================================================================================
                                                                            8,400,182
=====================================================================================

VERMONT-0.25%

Vermont (State of) Educational and Health
  Buildings Financing Agency (Fletcher Allen
  Health); Hospital Series 2000 A RB
  6.00%, 12/01/23(c)                            AAA     Aaa      1,000      1,075,640
=====================================================================================

VIRGIN ISLANDS-0.70%

Virgin Islands Public Finance Authority;
  Matching Fund Loan Notes Series 1992 A RB
  7.25%, 10/01/02(d)(e)                         AAA     NRR      1,000      1,072,810
-------------------------------------------------------------------------------------
Virgin Islands Territory (Hugo Insurance
  Claims Fund); Special Tax Bond Series 1991
  7.75%, 10/01/01(d)(e)                         NRR     NRR      1,875      1,923,656
=====================================================================================
                                                                            2,996,466
=====================================================================================

VIRGINIA-0.06%

Covington-Alleghany (County of) Industrial
  Development Authority (Beverly
  Enterprises); Refunding Series RB
  9.38%, 09/01/01(f)                             --      --         15         15,028
-------------------------------------------------------------------------------------
Virginia (State of) Housing Development
  Authority; Commonwealth Mortgage Series A
  RB
  7.10%, 01/01/17                               AA+     Aa1        250        256,183
=====================================================================================
                                                                              271,211
=====================================================================================

WASHINGTON-1.84%

Clark (County of) School District No. 117;
  Unlimited Tax Series 1995 GO
  6.00%, 12/01/05(d)(e)                         AAA     Aaa      1,000      1,097,850
-------------------------------------------------------------------------------------
King (County of); Unlimited Tax GO
  5.50%, 07/01/07(d)                            AAA     Aaa        500        545,160
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
WASHINGTON-(CONTINUED)

King (County of) Washington Sewer Authority;
  Series 1999 RB
  5.50%, 01/01/22(c)                            AAA     Aaa     $1,000   $  1,026,550
-------------------------------------------------------------------------------------
Pend Oreille (County of) Public Utility
  District No. 1; Electric Series B RB
  6.30%, 01/01/17                                A-      A3      1,400      1,496,572
-------------------------------------------------------------------------------------
Washington (State of) Health Care Facilities
  Authority (Providence Health System
  Project); Series 2001 A RB
  5.25%, 10/01/21(c)                            AAA     Aaa      1,000      1,003,830
-------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 1); Refunding
  Series A RB
  5.75%, 07/01/12(c)                            AAA     Aaa      2,000      2,142,960
-------------------------------------------------------------------------------------
West Richland (City of); Water & Sewer
  Refunding Series RB
  7.00%, 12/01/04(d)(e)                         AAA     Aaa        500        558,825
=====================================================================================
                                                                            7,871,747
=====================================================================================

WISCONSIN-1.21%

Wisconsin (State of) Health and Educational
  Facilities Authority (Prohealth Care Inc.
  Project); Series 2001 A RB
  5.25%, 08/15/29(c)                            AAA     Aaa      1,000        994,170
-------------------------------------------------------------------------------------
Wisconsin Health and Educational Facilities
  Authority (Sinai Samaritan Medical Center);
  Series 1996 F RB
  5.75%, 08/15/16(c)                            AAA     Aaa      1,500      1,577,790
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
WISCONSIN-(CONTINUED)

Wisconsin Health and Educational Facilities
  Authority (Sisters of Sorrowful Mother);
  Series 1997 A RB
  5.90%, 08/15/24(c)                            AAA     Aaa     $2,500   $  2,612,625
=====================================================================================
                                                                            5,184,585
=====================================================================================

WYOMING-0.56%

Laramie (County of) (Memorial Hospital
  Project); Hospital Series RB
  6.70%, 05/01/12(c)                            AAA     Aaa        250        263,325
-------------------------------------------------------------------------------------
Natrona (County of) Wyoming Medical Center;
  RB
  6.00%, 09/15/11(c)                            AAA     Aaa      1,000      1,086,100
-------------------------------------------------------------------------------------
Sweetwater (County of) (Idaho Power Company
  Project); Refunding Series 1996 A PCR
  6.05%, 07/15/26                                 A      A3      1,000      1,036,630
=====================================================================================
                                                                            2,386,055
=====================================================================================
TOTAL INVESTMENTS (Cost $396,963,060)-97.91%                              417,968,032
=====================================================================================
OTHER ASSETS LESS LIABILITIES-2.09%                                         8,923,048
=====================================================================================
NET ASSETS-100.00%                                                       $426,891,080
_____________________________________________________________________________________
=====================================================================================

Investment Abbreviations:

COP   - Certificates of Participation
FHA   - Federal Housing Administration
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit
NRR   - Not Re-Rated
PCR   - Pollution Control Revenue Bonds
RB    - Revenue Bonds
Sr.   - Senior
Sub.  - Subordinate
VRD   - Variable Rate Demand
GNMA  - Government National Mortgage Association

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by the Report of the Independent Auditors.
(b)  Security subject to the alternative minimum tax.
(c) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(d)  Secured by an escrow fund of U.S. Treasury obligations.
(e) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(f) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(g) Demand security, payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 07/31/01.
(h) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144a under the Securities Act of 1933, as amended. The market value of this security at 07/31/01 was $1,281,000, which represented 0.30% of the Fund's net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $396,963,060)                                 $417,968,032
------------------------------------------------------------
Cash                                                  51,053
------------------------------------------------------------
Receivables for:
  Investments sold                                11,372,042
------------------------------------------------------------
  Fund shares sold                                   414,891
------------------------------------------------------------
  Interest                                         6,561,573
------------------------------------------------------------
Investment for deferred compensation plan             69,323
------------------------------------------------------------
Other assets                                          33,539
============================================================
    Total assets                                 436,470,453
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,207,751
------------------------------------------------------------
  Fund shares reacquired                             340,988
------------------------------------------------------------
  Dividends                                          687,476
------------------------------------------------------------
  Deferred compensation plan                          69,323
------------------------------------------------------------
Accrued advisory fees                                  1,266
------------------------------------------------------------
Accrued administrative services fees                      63
------------------------------------------------------------
Accrued distribution fees                            173,898
------------------------------------------------------------
Accrued trustees' fees                                   924
------------------------------------------------------------
Accrued transfer agent fees                           26,993
------------------------------------------------------------
Accrued operating expenses                            70,691
============================================================
    Total liabilities                              9,579,373
============================================================
Net assets applicable to shares outstanding     $426,891,080
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $322,437,360
____________________________________________________________
============================================================
Class B                                         $ 86,565,136
____________________________________________________________
============================================================
Class C                                         $ 17,888,584
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           40,023,859
____________________________________________________________
============================================================
Class B                                           10,728,342
____________________________________________________________
============================================================
Class C                                            2,220,988
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.06
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.06 divided by
      95.25%)                                   $       8.46
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.07
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.05
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Interest                                         $22,622,978
============================================================

EXPENSES:

Advisory fees                                      1,729,991
------------------------------------------------------------
Administrative services fees                          96,500
------------------------------------------------------------
Custodian fees                                        16,691
------------------------------------------------------------
Distribution fees -- Class A                         737,036
------------------------------------------------------------
Distribution fees -- Class B                         757,423
------------------------------------------------------------
Distribution fees -- Class C                         119,410
------------------------------------------------------------
Transfer agent fees -- Class A                       159,115
------------------------------------------------------------
Transfer agent fees -- Class B                        43,829
------------------------------------------------------------
Transfer agent fees -- Class C                         6,910
------------------------------------------------------------
Trustees' fees                                         8,803
------------------------------------------------------------
Other                                                243,944
============================================================
    Total expenses                                 3,919,652
============================================================
Less: Expenses paid indirectly                        (7,150)
============================================================
    Net expenses                                   3,912,502
============================================================
Net investment income                             18,710,476
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities          84,203
============================================================
Change in net unrealized appreciation of
  investment securities                           10,776,758
============================================================
Net gain from investment securities               10,860,961
============================================================
Net increase in net assets resulting from
  operations                                     $29,571,437
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 1999

                                                               YEAR ENDED     SEVEN MONTHS ENDED     YEAR ENDED
                                                                JULY 31,           JULY 31,         DECEMBER 31,
                                                                  2001               2000               1999
                                                              ------------    ------------------    ------------
OPERATIONS:

  Net investment income                                       $ 18,710,476       $ 10,797,233       $ 19,807,361
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities               84,203         (6,118,133)        (3,713,985)
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  10,776,758          9,924,682        (26,831,659)
================================================================================================================
    Net increase in net assets resulting from operations        29,571,437         14,603,782        (10,738,283)
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (14,953,354)        (8,732,079)       (16,158,034)
----------------------------------------------------------------------------------------------------------------
  Class B                                                       (3,257,124)        (1,770,019)        (3,218,044)
----------------------------------------------------------------------------------------------------------------
  Class C                                                         (511,438)          (222,272)          (435,134)
----------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                               --                 --           (288,606)
----------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --            (67,461)
----------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --             (9,104)
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       30,618,904        (14,365,926)        (8,643,725)
----------------------------------------------------------------------------------------------------------------
  Class B                                                       17,088,547         (5,621,856)         5,334,838
----------------------------------------------------------------------------------------------------------------
  Class C                                                        9,301,793         (1,486,944)           857,965
================================================================================================================
    Net increase (decrease) in net assets                       67,858,765        (17,595,314)       (33,365,588)
================================================================================================================

NET ASSETS:

  Beginning of year                                            359,032,315        376,627,629        409,993,217
================================================================================================================
  End of year                                                 $426,891,080       $359,032,315       $376,627,629
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $416,536,814       $359,527,570       $381,002,296
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              (18,974)            (7,534)           (80,397)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (10,631,732)       (10,715,935)        (4,597,802)
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              21,004,972         10,228,214            303,532
================================================================================================================
                                                              $426,891,080       $359,032,315       $376,627,629
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

D. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $10,631,732 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $96,500 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $117,914 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $737,036, $757,423 and $119,410, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $94,615 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $25,351 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,538 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,150 under an expense offset arrangement which resulted in a reduction of the Fund's expenses of $7,150.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $130,408,455 and $103,016,772, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $21,788,992
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (784,020)
=========================================================
Net unrealized appreciation of investment
  securities                                  $21,004,972
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                               YEAR ENDED                 SEVEN MONTHS ENDED                 YEAR ENDED
                                             JULY 31, 2001                  JULY 31, 2000                DECEMBER 31, 1999
                                      ----------------------------    --------------------------    ----------------------------
                                        SHARES          AMOUNT          SHARES         AMOUNT         SHARES          AMOUNT
                                      -----------    -------------    ----------    ------------    -----------    -------------
Sold:
  Class A                              17,360,190    $ 138,325,073     2,678,233    $ 20,753,046     10,431,994    $  85,813,744
--------------------------------------------------------------------------------------------------------------------------------
  Class B                               5,218,248       41,564,270     1,323,354      10,242,284      3,700,766       30,098,258
--------------------------------------------------------------------------------------------------------------------------------
  Class C                               2,036,726       16,215,773     1,196,822       9,264,086        851,082        6,903,087
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                 995,116        7,907,174       600,193       4,643,890      1,102,784        8,919,262
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                 250,418        1,993,001       149,624       1,159,114        264,015        2,137,326
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                  40,422          321,603        17,331         134,046         31,375          254,074
================================================================================================================================
Reacquired:
  Class A                             (14,519,194)    (115,613,343)   (5,145,569)    (39,762,862)   (12,703,387)    (103,376,731)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                              (3,329,032)     (26,468,724)   (2,201,952)    (17,023,254)    (3,338,570)     (26,900,746)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                (910,042)      (7,235,583)   (1,407,096)    (10,885,076)      (780,440)      (6,299,196)
================================================================================================================================
                                        7,142,852    $  57,009,244    (2,789,060)   $(21,474,726)      (440,381)   $  (2,450,922)
________________________________________________________________________________________________________________________________
================================================================================================================================


NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 YEAR ENDED    SEVEN MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                                  JULY 31,          JULY 31,         --------------------------------------------
                                                    2001            2000(a)            1999        1998        1997        1996
                                                 ----------    ------------------    --------    --------    --------    --------
Net asset value, beginning of period              $   7.83          $   7.74         $   8.35    $   8.34    $   8.19    $   8.31
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.40              0.24             0.41        0.42        0.42        0.43
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.23              0.09            (0.61)       0.01        0.16       (0.12)
=================================================================================================================================
    Total from investment operations                  0.63              0.33            (0.20)       0.43        0.58        0.31
=================================================================================================================================
Less dividends from net investment income            (0.40)            (0.24)           (0.41)      (0.42)      (0.43)      (0.43)
=================================================================================================================================
Net asset value, end of period                    $   8.06          $   7.83         $   7.74    $   8.35    $   8.34    $   8.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       8.28%             4.32%           (2.45)%      5.28%       7.27%       3.90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $322,437          $283,416         $294,720    $327,705    $318,469    $278,812
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.85%(c)          0.85%(d)         0.84%       0.82%       0.90%       0.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              5.06%(c)          5.32%(d)         5.01%       5.00%       5.14%       5.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 28%               18%              28%         19%         24%         26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $294,814,404.
(d)  Annualized.

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                     YEAR ENDED    SEVEN MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                      JULY 31,          JULY 31,         ----------------------------------------
                                                        2001            2000(a)           1999       1998       1997       1996
                                                     ----------    ------------------    -------    -------    -------    -------
Net asset value, beginning of period                  $  7.84           $  7.75          $  8.37    $  8.36    $  8.19    $  8.31
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.34              0.21             0.35       0.36       0.36       0.37
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.23              0.08            (0.62)      0.01       0.17      (0.13)
=================================================================================================================================
    Total from investment operations                     0.57              0.29            (0.27)      0.37       0.53       0.24
=================================================================================================================================
Less dividends from net investment income               (0.34)            (0.20)           (0.35)     (0.36)     (0.36)     (0.36)
=================================================================================================================================
Net asset value, end of period                        $  8.07           $  7.84          $  7.75    $  8.37    $  8.36    $  8.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          7.46%             3.84%           (3.28)%     4.48%      6.59%      2.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $86,565           $67,363          $72,256    $72,723    $47,185    $33,770
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.60%(c)          1.61%(d)         1.59%      1.57%      1.66%      1.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 4.31%(c)          4.56%(d)         4.26%      4.25%      4.38%      4.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    28%               18%              28%        19%        24%        26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $75,742,286.
(d)  Annualized.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                                                  YEAR ENDED        (DATE SALES
                                                           YEAR ENDED    SEVEN MONTHS ENDED      DECEMBER 31,      COMMENCED) TO
                                                            JULY 31,          JULY 31,         ----------------     DECEMBER 31,
                                                              2001            2000(a)           1999      1998          1997
                                                           ----------    ------------------    ------    ------    --------------
Net asset value, beginning of period                        $  7.83            $ 7.74          $ 8.35    $ 8.35        $ 8.30
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.34              0.21            0.35      0.36          0.15
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.22              0.08           (0.61)       --          0.04
=================================================================================================================================
    Total from investment operations                           0.56              0.29           (0.26)     0.36          0.19
=================================================================================================================================
Less dividends from net investment income                     (0.34)            (0.20)          (0.35)    (0.36)        (0.14)
=================================================================================================================================
Net asset value, end of period                              $  8.05            $ 7.83          $ 7.74    $ 8.35        $ 8.35
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                7.34%             3.85%          (3.16)%    4.36%         2.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $17,889            $8,252          $9,652    $9,565        $  825
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.60%(c)          1.61%(d)        1.59%     1.57%         1.67%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets           4.31%(c)          4.56%(d)        4.26%     4.25%         4.37%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          28%               18%             28%       19%           24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $11,940,992.
(d)  Annualized.

NOTE 9-SUBSEQUENT EVENT

The Board of Trustees of AIM Tax-Exempt Funds ("ATEF") unanimously approved, on June 13, 2001, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Tax-Exempt Bond Fund of Connecticut ("Tax-Exempt Bond Fund of Connecticut"), a series of ATEF, would transfer substantially all of its assets to AIM Municipal Bond Fund ("Municipal Bond Fund"), a series of AIM Investment Securities Funds. As a result of the transaction, shareholders of Tax-Exempt Bond Fund of Connecticut would receive shares of Municipal Bond Fund in exchange for their shares of Tax-Exempt Bond Fund of Connecticut, and Tax-Exempt Bond Fund of Connecticut would cease operations.

Shareholders approved the Plan at a meeting held on August 16, 2001, and consummation of the Plan occurred on September 10, 2001.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Municipal Bond Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                  Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                           Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                      Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                     Dana R. Sutton                          Houston, TX 77046
                                                       Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly, Director                                     Melville B. Cox
Cortland Trust, Inc.                                   Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                       Karen Dunn Kelley                       Houston, TX 77210-4739
Chairman,                                              Vice President
Cortland Trust, Inc. and DHJ Media, Inc.; and                                                  CUSTODIAN
Director, Magellan Insurance Company                   Mary J. Benson
                                                       Assistant Vice President and            The Bank of New York
Edward K. Dunn Jr.                                     Assistant Treasurer                     90 Washington Street, 11th Floor
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 New York, NY 10286
Vice Chairman, President and                           Sheri Morris
Chief Operating Officer,                               Assistant Vice President and            COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and               Assistant Treasurer
President, Mercantile Bankshares                                                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack M. Fields                                                                                 1735 Market Street
Chief Executive Officer                                                                        Philadelphia, PA 19103
Twenty First Century Group, Inc.;
Formerly Member                                                                                COUNSEL TO THE TRUSTEES
of the U.S. House of Representatives
                                                                                               Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                                                                919 Third Avenue
Partner                                                                                        New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                               DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                    A I M Distributors, Inc.
Harvard University Graduate                                                                    11 Greenway Plaza
School of Education, New School University;                                                    Suite 100
Formerly, Chief Executive Officer, YWCA of the U.S.A.                                          Houston, TX 77046

Lewis F. Pennock                                                                               AUDITORS
Partner, Pennock & Cooper
                                                                                               Ernst & Young LLP
Louis S. Sklar                                                                                 1221 McKinney, Suite 2400
Executive Vice President,                                                                      Houston, TX 77010
Development and Operations,
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 100% is qualified as tax-exempt interest dividends.

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry since
        MORE AGGRESSIVE                         MORE AGGRESSIVE                     1976 and managed approximately $171 billion
                                                                                    in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)     AIM Developing Markets                           including individual investors, corporate
AIM Mid Cap Opportunities(1)       AIM European Small Company                       clients and financial institutions, as of
AIM Large Cap Opportunities(2)     AIM Asian Growth                                 June 30, 2001.
AIM Emerging Growth                AIM International Emerging Growth                    The AIM Family of Funds--Registered
AIM Small Cap Growth               AIM European Development                         Trademark-- is distributed nationwide, and
AIM Aggressive Growth              AIM Euroland Growth                              AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                 AIM Global Aggressive Growth                     complex in the United States in assets under
AIM Small Cap Equity               AIM International Equity                         management, according to Strategic Insight,
AIM Capital Development            AIM International Value(4)                       an independent mutual fund monitor.
AIM Constellation                  AIM Worldwide Spectrum                               AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends        AIM Global Trends                                of the world's largest independent financial
AIM Select Equity(3)               AIM Global Growth                                services companies with $408 billion in
AIM Large Cap Growth                                                                assets under management as of June 30, 2001.
AIM Weingarten                                 MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Value II                                  SECTOR EQUITY FUNDS
AIM Charter
AIM Value                                       MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                    AIM New Technology
AIM Large Cap Basic Value          AIM Global Telecommunications and Technology
AIM Balanced                       AIM Global Infrastructure
                                   AIM Global Energy(5)
       MORE CONSERVATIVE           AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Real Estate(6)
                                   AIM Global Utilities

                                               MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Municipal Bond
AIM High Yield                     AIM Tax-Free Intermediate
AIM Income                         AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                              MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        MBD-AR-1

A I M DISTRIBUTORS, INC.